Supplement Dated March 1, 1997 to the Prospectus for
THE OLSTEIN FINANCIAL ALERT FUND

The following information amends and supplements the information set forth in the Prospectus dated November
18, 1996 for The Olstein Financial Alert Fund:

Page 20 of the Prospectus is amended to include the following additional information regarding waivers of the contingent deferred sales charge ("CDSC"):

     Redemptions by clients of Olstein & Associates who maintain private brokerage accounts at the time
	 of purchase will not be subject to the CDSC described in this Prospectus. In addition, purchases by participants in 401(k) or 403(b)plans for which the Fund is listed as an investment option, and Olstein & Associates is listed as broker of record, shall not be subject to any CDSC.

Page 22 of the Prospectus is amended to include the following additional section:

     Systematic Withdrawal Plan. Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. Under the Plan, shareholders may automatically redeem a portion of their Fund shares monthly, bimonthly, quarterly, semiannually or annually.
     The minimum withdrawal available is $100.  The redemption
	 of Fund shares will be effected at their net asset value at the close of the NYSE on or about the 25th day of the
	 month at the frequency selected by the shareholder. If you expect to purchase additional Fund shares, it may not be to
	 your advantage to participate in the Systematic Withdrawal Plan because contemporary purchases and redemption may result in adverse tax consequences. For further details about this service, see the Application or call the transfer agent
	 at (800) 799-2113.


     This supplement supersedes and replaces the supplement dated March 1, 1997.

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